UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): February 28, 2019

MERSANA THERAPEUTICS, INC.

(Exact name of registrant as specified in its charter)

Delaware	001-38129	04-3562403
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

840 Memorial Drive Cambridge, MA 02139
Cambridge, MA	02139
(Address of principal executive offices)	(Zip Code)

(Registrant’s telephone number, including area code): (617) 498-0020

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☒

Item 1.01	Entry into a Material Definitive Agreement.

On February 28, 2019, Mersana Therapeutics, Inc. (the “Company”) entered into an underwriting agreement (the “Underwriting Agreement”) with SVB Leerink LLC, as representative of the several underwriters listed on Schedule 1 thereto (the “Underwriters”), related to a public offering (the “Offering”) of 21,250,000 shares (the “Firm Shares”) of the Company’s common stock, $0.0001 par value per share (the “Common Stock”), at a price to the public of $4.00 per share, pursuant to a registration statement on Form S-3 (File No. 333-226055) and a related prospectus supplement. In addition, the Company granted the Underwriters an option to purchase an additional 3,187,500 shares (the “Optional Shares” and together with the Firm Shares, the “Shares”) of Common Stock at the same price per share as the Firm Shares.  On March 1, 2019, the Underwriters exercised in full this option, which was exercisable for 30 days from the date of the prospectus supplement.  Subject to customary closing conditions, the closing of the Offering, including the sale of the Firm Shares and the Optional Shares, is expected to take place on March 5, 2019.

The above description of the Underwriting Agreement is qualified in its entirety by reference to the Underwriting Agreement, which is filed as Exhibit 1.1 hereto and incorporated herein by reference.

Item 8.01	Other Events.

An opinion dated March 4, 2019, regarding the legality of the issuance and sale of the Shares in the Offering is filed as Exhibit 5.1 to this Current Report on Form 8-K. Certain information relating to Part II, Item 14 “Other Expenses of Issuance and Distribution” of the Registration Statement is filed as Exhibit 99.1 to this Current Report on Form 8-K.

Item 9.01	Financial Statements and Exhibits.

(d)	Exhibits.

Exhibit No.	Description

1.1	Underwriting Agreement, dated February 28, 2019, by and among Mersana Therapeutics, Inc. and SVB Leerink LLC, as the representative of the several underwriters listed on Schedule 1 thereto.

5.1	Opinion of Ropes & Gray LLP.

23.1	Consent of Ropes & Gray LLP (included in Exhibit 5.1 above).

99.1	Information relating to Part II, Item 14 “Other Expenses of Issuance and Distribution” of the Registration Statement

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

MERSANA THERAPEUTICS, INC.

/s/ David Spellman
Name:	David Spellman
Title:	Chief Financial Officer

Date: March 4, 2019